EV Traditional
High Yield
Municipals
Fund

[LOGO: DOOR]

Annual Shareholder Report
January 31, 1997



To Shareholders:

EV Traditional High Yield Municipals Fund paid to its shareholders monthly income dividends totaling $0.703 per share during the year ended January 31, 1997. Based on the most recent dividend paid and the Fund's net asset value per share of $10.66 on January 31, 1997, the Fund's annualized distribution rate at net asset value was 6.43%. To equal this rate in a taxable investment, a couple in the 36% Federal tax bracket would have to receive 10.05%.

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. At the outset of the year, the economy seemed poised for a slowdown, and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, the Fed lowered the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at a low level, would bear further watching. Long-term bond yields climbed steadily higher, reaching their peak in mid-June.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

Looking ahead to 1997, we believe an investment in municipal bonds continues to represent good value for several reasons. First, the nation's economy should continue to grow at a fairly modest pace in 1997, which is favorable for bonds in general. Second, due to public demand, it is increasingly likely that Congress and the Clinton Administration will make progress toward a balanced budget. Third, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. Finally, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

Sincerely,


/S/THOMAS J. FETTER
Thomas J. Fetter
President
March 6, 1997

[PHOTO OF THOMAS J. FETTER OMITTED]


Portfolio Overview

[GRAPHIC OF UNITED STATES OMITTED]

Based on market value as of Jan. 31, 1997

Number of issues                     92
Average quality                      BBB-
Investment grade                     36.7%
Effective maturity (years)           14.9

Largest sectors:
  Industrial development revenue     19.6%
  Hospitals                          12.1
  Assisted living                    11.5
  Housing                             8.8
  Nursing homes                       8.2



Management Report

An interview with Thomas M. Metzold, portfolio manager of the High Yield Municipals Portfolio.

Q. Tom, how would you characterize the bond market in the past year?

A. The overall bond market was fairly volatile throughout the past year. Investors were torn for much of the period between two differing economic scenarios. At times, government data suggested that the economy was growing at a stronger than expected pace, which caused the market to sell off as investors feared a renewed inflationary trend. Alternately, the data indicated that the economy remained in a slow-growth mode, with inflation well under control, prompting the market to rally. Adding to the market volatility was the fact that the Federal Reserve Board - led by chairman Greenspan - continued to signal its bias for high rates. That uncertainty characterized the market for much of the year.

[PHOTO OF THOMAS M. METZOLD OMITTED]

Meanwhile, the municipal market outper-formed the Treasury market. As discussion of the flat-tax faded from the political agenda, investors once again focused on the excellent values that tax-exempt bonds represent. That gave additional momentum to the municipal market.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q. The Fund's total return of 6.5% during the year ended January 31 far outpaced the 3.9% average of all high-yield municipal bond funds, according to Lipper Analytical Services, Inc., a mutual fund ranking service.* What accounted for the Fund's strong performance?

A. The Fund benefited from its investments in a wide range of projects and special situations. These projects produced higher-than-average yields while maintaining strong underlying fundamentals. In a difficult interest environ-ment, these bonds generally held their values well, while continuing to pay high tax-exempt income.

Unlike the broader bond market, which is highly sensitive to fluctuations in interest rates, the Fund's investment universe is made up of bonds that are more credit-driven. That means that investors focus more on the strength of the projects involved and the underlying funda-mentals of individual deals. While these bonds required more in-depth attentive analysis and more attentive monitoring, they produced superior returns in the past year.

Q. Have you made many changes to the Portfolio in the past six months?

A. The Portfolio remained extremely well-diversified, including a large exposure to industrial development bonds as well as a wide variety of health care-related projects. The Portfolio continued to enjoy strongly positive cash flows during the year, and we had no trouble putting those investments to work.

*Lipper average of 43 high yield municipal bond funds reflects historical performance through 1/31/97. Performance is based on the funds' total returns and does not take sales charges into consideration. It is not possible to invest directly in the Lipper average. Past performance is no guarantee of future results.

There have been some sector shifts in the past year, as the Portfolio increased its exposure to nursing homes, assisted living facilities, and continuing care retirement communities. These projects address -- each in its own way -- a specific stage in the care of our older citizens. Because they provide care for people at different stages of the aging process, they are likely to play an increasingly vital role in our efforts to deliver health care to a rapidly aging population.

Q. How do these sectors differ?

A. These projects provide a variety of retirement living services for senior citizens, depending upon their particular needs. For example, independent-living communities address the needs of seniors who are still fairly active and prefer to take care of their own daily needs. They maintain separate living facilities with all the amenities and allow residents to continue an independent lifestyle.

Assisted-living communities provide an enhanced degree of services for those who, while still ambulatory, may require periodic medical attention. Nursing homes provide services for those who may need more chronic care and increased personal attention. A concept that combines all of these areas is that of continuing care retirement communities (CCRCs). These facilities provide a full spectrum of independent living, assisted living and nursing care, all within the same complex. Because everything is under the same roof, the CCRCs make changes in living status much less disruptive for the residents and make it easier for families to make important life decisions.

Q. Could you briefly profile one of these investments?

A. Certainly. Among the projects we're very enthusiastic about is White Horse Village, a continuing care retirement community located in Edgmont Township, Pennsylvania, about 20 miles west of Philadelphia. The project consists of a Residential Center with 306 residential units, a Health Center featuring 59 skilled nursing beds and 39 personal care beds, and a Commons Building that houses activity areas, dining facilities, a gift shop, a branch bank, and administrative offices.

[GRAPHIC OMITTED: Tax-exempt bonds yield 82% of Treasury yields chart]


Tax-exempt bonds yield 82% of Treasury yields

30-yr. AAA General Obligation (GO) Bonds*           5.55%

Taxable equivalent yield for investor
in 36% tax bracket                                  8.67%

30-year Treasury Bond                               6.79%

Principal and interest payments Treasury securities are guaranteed by the U.S. government.

*GO yield is a compilation of a representative variety of general obligation bonds and is not neccessarily represented by the Fund's yield. Statistics as of January 31, 1997.
Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

The White Horse project benefits from favorable demographics. The population aged 70 and above within the project's defined market area grew 7 times as fast as the general population from 1990-1996. That trend is expected to gain further momentum in coming years. The bonds are attractive to investors because of their above-average 7.3% coupon. The issue is additionally attractive because it helped finance a novel solution to what is sure to be a growing challenge in the years ahead.

Q. Are high-yield municipal bonds like these typically available to retail investors?

A. No. Typically, these are private placements or limited public offerings that are available only to institutional investors like insurance companies or mutual funds like High Yield Municipals Portfolio. Often, we are able to take an active part in structuring the deal, which gives us an added degree of security. As I indicated earlier, these bonds are often special situations that call for especially rigorous credit analysis. At Eaton Vance we view these bonds as a way to add significant value. Therefore, we have increased the resources we devote to this segment of the market. We maintain our own internal, proprietary credit parameters, and we adhere to those strict standards of credit worthiness.

Q. Tom, why should investors have a portion of their assets in municipal bond investments?

A. There are several reasons. First, over the past two years, bonds have been overshadowed by the extraordinary returns in the equity market. I think it's important for investors to realize that those returns are well beyond the historical averages for stocks and that it's very likely that stock market returns will revert over time to their historical norm.

Second, sound investment theory suggests that a diversified portfolio should include a portion devoted to bonds. Bonds provide current income and help cushion the impact of equity fluctuations on an overall portfolio.

Finally, municipal bonds -- and high-yield municipals in particular -- have historically offered above-average, after-tax total returns. In an era of continuing high income taxes, municipals represent one of the few remaining ways to cut one's tax bill.

Naturally, past performance is no guarantee of future trends. But in my view, these are all worthwhile factors to consider and compelling reasons to own municipal bonds.




[GRAPHIC OMITTED: worm chart]

Comparison of Change in Value of a $10,000 Investment in EV Marathon High Yield Municipals Fund and the Lehman Brothers Municipal Bond Index

[Plot Points read:]

             Fund at      Fund at
    Date       NAV          Off      Index
   -------  ----------   ---------- --------
   8/31/95   $10,000      $9,622    $10,000
   9/30/95   $10,229      $9,842    $10,063
  10/31/95   $10,420     $10,026    $10,209
  11/30/95   $10,680     $10,277    $10,379
  12/31/95   $10,824     $10,414    $10,479
   1/31/96   $10,854     $10,444    $10,558
   2/28/96   $10,770     $10,363    $10,487
   3/31/96   $10,617     $10,216    $10,353
   4/30/96   $10,524     $10,126    $10,323
   5/31/96   $10,669     $10,265    $10,319
   6/30/96   $10,781     $10,374    $10,432
   7/31/96   $10,938     $10,524    $10,526
   8/31/96   $11,021     $10,605    $10,524
   9/30/96   $11,177     $10,754    $10,671
  10/31/96   $11,345     $10,916    $10,791
  11/30/96   $11,523     $11,088    $10,989
  12/31/96   $11,554     $11,118    $10,943
   1/31/97   $11,563     $11,126    $10,963

Footnote reads:
Past performance is not indicative of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced on 8/7/95. +Index information is available only at month-end; therefor, the line comparison begins at he next month-end following the commencement of the Fund's investment operations.

Fund Performance

In accordance with guidelines issued by the Securities and Exchange Commission, the performance chart above compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

Federal income tax
information on distributions...

For Federal income tax purposes, 99.58% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1997 is designated as an exempt-interest dividend. Tax legislation eliminated the exemption to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993 at market discounts may generate a small amount of ordinary taxable income.

The Total Return Figures

The solid red line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gains distributions.The dotted red line represents the Fund's performance adjusted for the maximum initial 3.75% sales charge. It reflects Fund expenses and Portfolio transaction costs and assumes the reinvestment of all dividends and capital gain distributions.The solid black line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.



EV Traditional High Yield Municipals Fund
Financial Statements



Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------------
January 31, 1997
---------------------------------------------------------------------------------------------------
Assets:
Investment in High Yield Municipals Portfolio
(Portfolio), at value (Note 1A)
(identified cost, $56,481,368)                                                          $58,040,378
Receivable for Fund shares sold                                                             536,967
Deferred organization expenses (Note 1D)                                                     31,466
                                                                                        -----------
Total assets                                                                            $58,608,811

Liabilities:
Dividends payable                                                   $209,532
Payable for Fund shares redeemed                                      30,272
Payable to affiliate --
Trustees' fees (Note 4)                                                   10
Accrued expenses                                                      22,502
                                                                    --------
Total liabilities                                                                           262,316
                                                                                        -----------
Net Assets for 5,472,602 shares of beneficial
interest outstanding                                                                    $58,346,495
                                                                                        ===========
Sources of Net Assets:
Paid-in capital                                                                         $57,187,434
Accumulated net realized loss on investment transactions
and financial futures contracts from Portfolio
(computed on the basis of identified cost)                                                 (394,138)
Unrealized appreciation of investments
and financial futures contracts from Portfolio                                            1,559,010
Accumulated distributions in excess of net investment income                                 (5,811)
                                                                                        -----------
Total                                                                                   $58,346,495
                                                                                        ===========
Net Asset Value and Redemption Price Per Share
($58,346,495 (divided by) 5,472,602 shares of beneficial interest)                           $10.66
                                                                                             ======
Computation of Offering Price:
Offering price per share (100/96.25 of $10.66)                                               $11.08
                                                                                             ======

On sales of $50,000 or more the offering price is reduced.

See notes to financial statements





Statement of Operations
---------------------------------------------------------------------------------------------------
For the Year Ended January 31, 1997
---------------------------------------------------------------------------------------------------
Investment Income (Note 1B):
Interest income allocated from Portfolio                                                 $3,192,487
Expenses allocated from Portfolio                                                          (125,962)
                                                                                         ----------
Total investment income                                                                  $3,066,525

Expenses --
Compensation of  Trustees not members of the
Administrator's organization (Note 4)                                 $     161
Custodian fee (Note 1E)                                                   4,060
Service fees (Note 5)                                                    15,930
Transfer and dividend disbursing agent fees                              35,607
Printing and postage                                                     22,223
Legal and accounting services                                             5,668
Registration fees                                                        34,118
Amortization of organization expenses (Note 1D)                           8,564
Miscellaneous                                                             4,690
                                                                      ---------
Total expenses                                                        $ 131,021

Deduct --
Reduction of custodian fee (Note 1E)                                    (1,796)
                                                                      --------
Net expenses                                                                                129,225
                                                                                         ----------
Net investment income                                                                    $2,937,300
                                                                                         ----------
Realized and Unrealized Gain (Loss) from Portfolio:
Net realized loss --
Investment transactions (identified cost basis)                       $ (57,973)
Financial futures contracts                                            (336,165)
                                                                      ---------
Net realized loss on investment transactions                          $(394,138)
Change in unrealized appreciation                                       755,235
                                                                      ---------
Net realized and unrealized gain                                                            361,097
                                                                                         ----------
Net increase in net assets resulting from operations                                     $3,298,397
                                                                                         ==========

See notes to financial statements





Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                    Year Ended January 31,
                                                              --------------------------------
                                                                  1997                 1996*
                                                              ------------         -----------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                         $  2,937,300         $   534,575
Net realized gain (loss) on investments                           (394,138)              4,443
Change in unrealized appreciation of investments                   755,235             803,775
                                                              ------------         -----------
Net increase in net assets resulting from operations          $  3,298,397         $ 1,342,793
                                                              ------------         -----------
Distributions to shareholders (Note 2) --
From net investment income                                    $ (2,937,300)        $  (534,575)
In excess of net investment income                                  (5,554)               (257)
From net realized gain on investments                               (4,443)                 --
                                                              ------------         -----------
Total distributions to shareholders                           $ (2,947,297)        $  (534,832)
                                                              ------------         -----------
Transactions in shares of beneficial interest (Note 3) --
Proceeds from sale of shares                                   $33,175,857         $30,289,128
Net asset value of shares issued to shareholders
in payment of distributions declared                               918,102             173,528
Cost of shares redeemed                                         (6,633,178)           (736,003)
                                                              ------------         -----------
Net increase in net assets from Fund share transactions        $27,460,781         $29,726,653
                                                              ------------         -----------
Net increase in net assets                                     $27,811,881         $30,534,614

Net Assets:
At beginning of year                                            30,534,614                  --
                                                              ------------         -----------
At end of year (including distributions in excess of
net investment income of $5,811 and $257, respectively)        $58,346,495         $30,534,614
                                                              ============         ===========

* For the period from the start of business, August 7, 1995, to January 31, 1996.

See notes to financial statements





Financial Highlights
--------------------------------------------------------------------------------------
                                                                1997            1996*
                                                              -------          -------
Net asset value -- Beginning of year                          $10.700          $10.000
                                                              -------          -------
Income from operations:
Net investment income                                         $ 0.703          $ 0.340
Net realized and unrealized gain
(loss) on investments                                          (0.038)           0.700
                                                              -------          -------
Total income from operations                                  $ 0.665          $ 1.040
                                                              -------          -------
Less distributions:
From net investment income                                    $(0.703)         $(0.340)
In excess of net investment income                             (0.001)              --
From net realized gain on investments                          (0.001)              --
                                                              -------          -------
Total distributions                                           $(0.705)         $(0.340)
                                                              -------          -------
Net asset value -- End of year                                $10.660          $10.700
                                                              =======          =======
Total Return (2)                                                 6.50%           10.50%

Ratios/Supplemental Data**
Net assets, end of year (000's omitted)                       $58,346          $30,535
Ratio of net expenses to average net assets (1)                  0.62%            0.09%+
Ratio of net expenses to average net assets
after custodian fee reduction (1)                                0.58%            0.09%+
Ratio of net investment income to average net assets             6.65%            6.60%+

**The expenses related to the operation of the Fund and Portfolio reflect an assumption of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

Net investment income per share                                $0.664           $0.291
                                                              =======          =======
Ratios/Supplemental Data:
Expenses (1)                                                     0.99%            1.04%+
Expenses after custodian fee reduction (1)                       0.95%            1.04%+
Net investment income                                            6.28%            5.65%+

 +  Computed on an annualized basis.

 *  For the period from the start of business, August 7, 1995, to January 31, 1996.

(1) Includes the Fund's share of High Yield Municipals Portfolio's allocated expenses.

(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
    Total return is not computed on an annualized basis.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

EV Traditional High Yield Municipals Fund (the Fund) is a non-diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the High Yield Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.1% at January 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial
Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $7,926, expiring on January 31, 2005, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Additionally, at January 31, 1997, net capital losses of $451,612 attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the statement of operations.

F. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other -- Investment transactions are accounted for on a trade date basis.

(2) Distributions to Shareholders

The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis.

Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended January 31, 1997, $4,443 ($0.001 per share) was redesignated from distributions from net investment income to distributions from net realized gain on investments.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Year Ended     Year Ended
                                    January 31,    January 31,
                                        1997          1996*
                                     ---------     ---------
Sales                                3,164,855     2,907,342
Issued to shareholders electing
to receive payments of
distributions in Fund
shares                                  87,469        16,353
Redemptions                           (634,228)      (69,189)
                                     ---------     ---------
Net increase                         2,618,096     2,854,506
                                     =========     =========

*For the period from the start of business, August 7, 1995, to January 31, 1996.

(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, did not receive any portion of the sales charge on sales of Fund shares for the year ended January 31, 1997. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.

(5) Service Plan

The Fund has adopted a Service Plan designed to meet the service requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Provision for service fee payments for the year ended January 31, 1997 amounted to $15,930.

(6) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 1997 aggregated $33,423,595 and $8,701,149, respectively.



Independent Auditor's Report

To the Trustees and Investors of
Eaton Vance Municipals Trust II:

We have audited the accompanying statement of assets and liabilities of EV Traditional High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) as of January 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended January 31, 1997 and the period from the start of business, August 7, 1995, to January 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Traditional High Yield Municipals Fund series of Eaton Vance Municipals Trust II at January 31, 1997, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 1997



High Yield Municipals Portfolio
Portfolio of Investments
January 31, 1997


Tax-Exempt Investment -- 100%
-----------------------------------------------------------------------------------------------------------------
Principal
   Amount
     (000
  Omitted)    Security                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------
              Assisted Living -- 11.5%
   $2,500     Arizona Health Facilities Authority, Care Institute-Mesa Project,
              7.625%, 1/01/26                                                                          $2,359,950
    2,000     Chester County, Pennsylvania, IDA, Senior LifeChoice of Paoli, (AMT)
              8.05%, 1/01/24                                                                            2,039,120
    1,000     Chester County, Pennsylvania, IDA, Senior LifeChoice of Kimberton
              (AMT), 8.50%, 9/01/25                                                                     1,054,670
    1,600     Delaware County, Pennsylvania, Industrial Development Authority, Senior
              Quarters at Glen Riddle Project (AMT), 8.625%, 9/01/25                                    1,685,936
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/13                                                       231,760
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/13                                                       221,350
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/14                                                       211,420
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/14                                                       201,930
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/15                                                       192,860
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/15                                                       184,200
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/16                                                       175,930
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/16                                                       168,040
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/17                                                       160,490
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/17                                                       153,290
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/18                                                       146,410
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 7/01/18                                                       139,840
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency at Glen Cove, 0%, 1/01/19                                                       133,560
    1,000     Glen Cove Industrial Development Agency, New York,
              The Regency of Glen Cove, 0%, 7/01/19                                                       127,560
    3,740     Illinois Development Finance Authority, Care Institute, 7.80%, 6/01/25                    3,666,659
    3,545     Louisiana Housing Finance Agency, HCC Assisted Living Group I (AMT),
              9.00%, 3/01/25                                                                            3,749,263
    3,500     New Jersey Economic Development Authority, The Chelsea
              at East Brunswick Project (AMT), 8.25%, 10/01/26                                          3,491,635
                                                                                                     ------------
                                                                                                      $20,495,875
                                                                                                     ------------
              Cogeneration Facilities -- 7.3%
   $3,500     Maryland Energy Cogeneration, AES Warrior Run Project
              (AMT), 7.40%, 9/01/19(2)                                                                 $3,687,950
    3,500     Palm Beach County, Florida, Okeelanta Power Limited Partnership
              Project (AMT), 6.85%, 2/15/21                                                             3,100,055
    2,000     Palm Beach County, Florida, Osceola Power Project (AMT), 6.95%, 1/01/22                   1,790,220
    3,500     Pennsylvania Economic Development Financing Authority, Northampton
              Generating Project (AMT), 6.60%, 1/01/19                                                  3,473,715
    1,000     Pennsylvania Economic Development Financing Authority, Northampton
              Generating Project-Subordinated (AMT), 6.875%, 1/01/11                                      983,000
                                                                                                     ------------
                                                                                                      $13,034,940
                                                                                                     ------------
              Colleges & Universities -- 1.2%
   $2,000     New Hampshire Higher Educational and Health Facilities Authority,
              Colby-Sawyer College, 7.50%, 6/01/26                                                     $2,043,320
                                                                                                     ------------
              Escrowed -- 7.0%
   $2,600     Colorado Health Facilities Authority, Liberty Heights Project, 0%, 7/15/20                 $532,012
   17,000     Colorado Health Facilities Authority, Liberty Heights Project, 0%, 7/15/24                2,661,010
   13,445     Colorado Health Facilities Authority, Liberty Heights Project, 0%, 7/15/22                2,408,941
    1,500     Cuyahoga County, Ohio, Judson Retirement Community, 8.875%, 11/15/19                      1,715,895
   10,000     Dawson Ridge Metropolitan District #1, Douglas County, Colorado, 0%,
              10/1/22                                                                                   1,847,000
    3,500     Dawson Ridge Metropolitan District #1, Douglas County, Colorado, 0%,
              10/1/22                                                                                     646,450
    3,295     Illinois Development Finance Authority, Regency Park Project, 0%, 7/15/25                   482,058
    1,000     Montgomery County, Pennsylvania, United Hospitals, 8.375%, 11/01/11                       1,124,460
    1,000     Montgomery County, Pennsylvania, United Hospitals, 7.50%, 11/01/15                        1,085,180
                                                                                                     ------------
                                                                                                      $12,503,006
                                                                                                     ------------
              Hospitals -- 12.1%
   $2,500     Hidalgo County, Texas, Health Services Corp., Mission Hospital, Inc.,
              6.875%, 8/15/26                                                                          $2,525,875
    3,000     Louisiana Public Finance Authority, General Health Systems Project,
              6.80%, 11/01/16                                                                           3,040,260
    2,250     Massachusetts Health and Education Facilities Authority, Sisters of Providence
              Hospital, 6.625%, 11/15/22                                                                2,247,210
    3,000     Massachusetts Health and Education Facilities Authority,
              Milford-Whitinsville Hospital, 7.75%, 7/15/17                                             3,155,100
    2,205     Philadelphia, Pennsylvania, Graduate Health System, 6.625%, 7/01/21                       2,176,754
    2,650     Prince George's, Maryland, Greater Southeast Health, 6.375%, 1/01/23                      2,609,534
    1,000     San Bernadino, California, San Bernadino Community Hospital,
              7.875%, 12/01/08                                                                          1,038,110
    1,325     San Bernadino, California, San Bernadino Community Hospital,
              7.875%, 12/01/19                                                                          1,375,496
    1,500     Scranton-Lackawanna, Pennsylvania, Moses Taylor Hospital,
              8.50%, 7/01/20                                                                            1,622,730
    1,500     Wells County, Indiana, Caylor-Nickel Medical Center, 8.75%, 4/15/12                       1,706,580
                                                                                                     ------------
                                                                                                      $21,497,649
                                                                                                     ------------
              Housing -- 8.8%
   $4,850     Colorado Housing Finance Authority, Single Family Mortgage Revenue
              (AMT), 7.65%, 12/01/25                                                                   $5,373,315
    2,450     Cuyahoga County, Ohio, Rolling Hills Apartment Project (AMT),
              8.00%, 1/01/28                                                                            2,397,643
    2,500     Lucas County, Ohio, EDA, County Creek Project (AMT), 8.00%, 7/01/26                       2,407,000
    2,500     Maricopa County, Arizona, Industrial Development Authority,
              Place Five and The Greenery Apartment Projects, 6.625%, 1/01/27                           2,507,975
    1,725     Maricopa County, Arizona, Industrial Development Authority,
              Place Five and The Greenery Apartment Projects, 8.625%, 1/01/11                           1,728,847
    1,150     Texas Department of Housing and Community Affairs, NHP
              Foundation-Asmara Project, 6.40%, 1/01/27                                                 1,156,590
                                                                                                     ------------
                                                                                                      $15,571,370
                                                                                                     ------------
              Industrial Development Revenue -- 19.6%
   $2,815     ABIA Development Corporation, Austin Cargoport Development,
              L.L.C. Project (AMT), 9.25%, 10/01/21                                                    $2,838,787
    2,000     Camden County, New Jersey, Holt Hauling and Warehousing System, Inc.
              Project (AMT), 9.875%, 1/01/21                                                            2,186,840
    1,895     Florence County, Kentucky, IDR, Stone Container Co., 7.375%, 2/01/07                      1,987,703
    2,700     Hancock County, Kentucky, Southwire Co. Project (AMT), 7.75%, 7/01/25                     2,783,079
    2,500     Kansas City, Missouri, IDA, AFCO Cargo MCI (AMT), 8.50%, 1/01/17                          2,729,700
    3,000     Kimball, Nebraska, Clean Harbors, Inc. Series-96 (AMT), 10.75%, 9/01/26                   3,033,810
    1,000     Michigan Strategic, PCR, Roseville K-Mart Co., 6.25%,10/01/06                               968,310
    3,500     Michigan Strategic, PCR, S.D. Warren Series-87C (AMT), 7.375%, 1/15/22                    3,605,420
    1,000     Mobile, Alabama, IDA, Mobile Energy Project, 6.95%, 1/01/20                               1,060,950
    1,135     New Albany, Indiana, IDA, K-Mart Co., 7.40%, 6/01/06                                      1,173,726
    2,750     New Hampshire Business Finance Authority, Crown Paper Co. (AMT),
              7.875%, 7/01/26                                                                           2,862,365
    1,500     New Jersey EDA, Holt Hauling and Warehousing System, Inc. (AMT),
              9.75%, 12/15/16                                                                           1,589,190
      500     New Jersey EDA, 777 Pattison Ave., Inc. (AMT), 8.95%, 12/15/18                              535,230
    3,500     State of Ohio Solid Waste, Republic Engineered Steel, Inc. Project (AMT),
              9.00%, 6/01/21                                                                            3,601,920
      500     Philadelphia, Pennsylvania, IDA, Refrigerated Enterprises (AMT),
              9.05%, 12/01/19                                                                             530,175
    3,345     Riverdale Village, Illinois, IDA, ACME Metals, Inc. Project (AMT),
              7.95%, 4/01/25                                                                            3,354,968
                                                                                                     ------------
                                                                                                      $34,842,173
                                                                                                     ------------
              Insured Water and Sewer -- 1.6%
   $3,000     Detroit, Michigan, Sewer Revenue, (FGIC), Variable Rate, 7/01/23 (1)                     $2,801,250
                                                                                                     ------------
              Lease/Certificates of Participation -- 1.2%
   $9,190     Los Angeles, California, COP, Disney Parking Project, 0%, 9/01/19                        $2,092,930
                                                                                                     ------------
              Life Care -- 2.0%
   $3,500     Delaware County, Pennsylvania, White Horse Village, 7.30%, 7/01/14                       $3,581,305
                                                                                                     ------------
              Miscellaneous -- 5.1%
   $2,300     Atlanta, Georgia, Downtown Development Authority,
              Central Atlanta Hospitality Childcare, Inc., 8.00%, 1/01/26                              $2,240,729
    3,300     Santa Fe, New Mexico, Crow Hobbs No. 1, 8.50%, 9/01/16                                    3,372,237
    3,449     Santa Fe, New Mexico, First Interstate Plaza Associates Project,
              8.00%, 7/01/13                                                                            3,450,713
                                                                                                     ------------
                                                                                                       $9,063,679
                                                                                                     ------------
              Miscellaneous Healthcare -- 2.5%
   $2,000     Osceola County, Florida, IDA, Community Pooled Loan-93, 7.75%, 7/01/17                   $2,051,380
    2,382     Tax Exempt Securities Trust, Mezzanine Certificates Series-96, 8.50%, 12/01/36            2,382,000
                                                                                                     ------------
                                                                                                       $4,433,380
                                                                                                     ------------
              Multi-Purpose Utilities -- 4.0%
   $2,500     Intermountain Power Agency, Utah, Variable Rate, 7/01/11, (1)                            $2,396,875
    2,500     New York State Energy, Research and Development Authority,
              Long Island Lighting Co. (AMT), 7.15%, 9/01/19                                            2,674,975
    2,000     Southern California Public Power Authority, Variable Rate, 7/01/12 (1)                    2,097,500
                                                                                                     ------------
                                                                                                       $7,169,350
                                                                                                     ------------
              Nursing Homes -- 8.2%
   $1,220     Greene County, Ohio, IDA, Fairview Extended Care-91, 10.125%, 1/01/11                    $1,379,430
    1,790     Massachusetts Health & Education Facilities Authority, Fairview Extended Care,
              10.125%, 1/01/11                                                                          2,023,917
    2,500     Massachusetts Industrial Finance Authority, AGE Institute of Massachusetts,
              8.05%, 11/01/25                                                                           2,531,150
    1,200     Mississippi Business Finance Corp., Magnolia Health Care-95A,
              7.99%, 7/01/25                                                                            1,195,332
    2,175     Missouri Economic Development Authority, Beverly Enterprises, Inc.,
              8.00%, 12/01/02                                                                           2,280,553
    3,500     Westmoreland County, PA, Highland Health Systems, 9.25%, 6/01/22                          3,761,065
    1,250     Wilkins Area, Pennsylvania, IDA, Fairview Extended Care, 10.25%, 1/01/21                  1,418,625
                                                                                                     ------------
                                                                                                      $14,590,072
                                                                                                     ------------
              Solid Waste -- 3.6%
  $10,090     Mercer County, New Jersey, Solid Waste Improvement Bonds (AMT),
              0%, 4/01/15                                                                              $2,685,857
    3,500     Robbins, Cook County, Illinois, Resource Recovery-94B (AMT),
              8.375%, 10/15/16                                                                          3,641,330
                                                                                                     ------------
                                                                                                       $6,327,187
                                                                                                     ------------
              Special Tax General -- 2.1%
   $3,800     Cottonwood Water and Sanitation District, General Obligation
              (Limited Tax Through 2000),  7.75%, 12/01/20                                             $3,808,132
                                                                                                     ------------
              Transportation -- 2.2%
     $500     Eagle County, Colorado, Airport Terminal Project, 7.50%, 5/01/21                           $516,145
   10,000     San Joaquin Hills, California, Toll Roads, 0%, 1/01/25                                    1,746,200
   10,000     San Joaquin Hills, California, Toll Roads, 0%, 1/01/26                                    1,640,400
                                                                                                     ------------
                                                                                                       $3,902,745
                                                                                                     ------------
              Total Tax-Exempt Investments (identified cost, $172,859,583)                           $177,758,361
                                                                                                     ============

(1)    Security has been issued as an inverse floater bond.
(2)    The security has been segregated to cover margin requirements for open financial futures contracts.
AMT -- Interest earned from these securities may be considered a tax preference item for purpose of the Federal
       Alternative Minimum Tax.

At January 31, 1997, the concentration of the Portfolio's investments in various states determined as a percentage of total investments is as follows:

              Pennsylvania                                                  13.8%
              Colorado                                                      10.0%
              Others, representing less than 10% individually               76.2%

See notes to financial statements




High Yield Muinicipals Portfolio
Financial Statements


Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------------------
January 31, 1997
------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (Note 1A) (identified cost, $172,859,583)                                 $177,758,361
Cash                                                                                               1,649,611
Receivable for investments sold                                                                      145,510
Interest receivable                                                                                2,407,062
Deferred organization expenses (Note 1D)                                                               9,252
                                                                                                ------------
Total assets                                                                                    $181,969,796

Liabilities:
Payable for investments purchased                                            $1,037,250
Payable for daily variation margin on open
financial futures contracts (Note 1E)                                           218,750
Payable to affiliate --
Trustees' fees                                                                      750
Accrued expenses                                                                 12,587
                                                                             ----------
Total liabilities                                                                                  1,269,337
                                                                                                ------------
Net Assets applicable to investors' interest in Portfolio                                       $180,700,459
                                                                                                ============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals                                         $176,144,425
Unrealized appreciation of investments and financial futures contracts
(computed on the basis of identified cost)                                                         4,556,034
                                                                                                ------------
Total                                                                                           $180,700,459
                                                                                                ============

See notes to financial statements





Statement of Operations
------------------------------------------------------------------------------------------------------------
For the Year Ended January 31, 1997
------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B):
Interest income                                                                                  $ 9,301,713
Expenses --
Investment adviser fee (Note 2)                                              $  772,713
Compensation of Trustees not members of the
Investment Adviser's organization (Note 2)                                        8,411
Custodian fee (Note 1H)                                                          55,405
Legal and accounting services                                                    21,966
Bond pricing                                                                     11,895
Amortization of organization expenses (Note 1D)                                  10,756
Miscellaneous                                                                    29,553
                                                                            -----------
Total expenses                                                               $  910,699
                                                                            -----------
Deduct --
Reduction of investment advisor fee (Note 2)                                 $  478,420
Reduction of custodian fee (Note 1H)                                             49,391
                                                                            -----------
Total                                                                        $  527,811
                                                                            -----------
Net expenses                                                                                         382,888
                                                                                                 -----------
Net investment income                                                                            $ 8,918,825

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss --
Investment transactions (identified cost basis)                             $  (231,719)
Financial futures contracts                                                  (1,027,871)
                                                                            -----------
Net realized loss                                                           $(1,259,590)
                                                                            -----------
Change in net unrealized appreciation (depreciation) --
Investments                                                                 $ 3,247,169
Financial futures contracts                                                    (342,744)
                                                                            -----------
Net unrealized appreciation                                                 $ 2,904,425
                                                                            -----------
Net realized and unrealized gain                                                                   1,644,835
                                                                                                 -----------
Net increase in net assets resulting from operations                                             $10,563,660
                                                                                                 ===========

See notes to financial statements





Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                          Year Ended  January 31,
                                                                   ------------------------------------
                                                                         1997                  1996*
                                                                     ------------          -----------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                                $  8,918,825          $ 1,186,284
Net realized gain (loss) on investments                                (1,259,590)               9,767
Change in unrealized appreciation of investments                        2,904,425            1,651,609
                                                                     ------------          -----------
Net increase in net assets resulting from operations                 $ 10,563,660          $ 2,847,660
                                                                     ------------          -----------
Capital transactions --
Contributions                                                        $118,977,124          $71,481,492
Withdrawals                                                           (20,917,792)          (2,351,685)
                                                                     ------------          -----------
Increase in net assets resulting from capital transactions           $ 98,059,332          $69,129,807
                                                                     ------------          -----------
Total increase in net assets                                         $108,622,992          $71,977,467

Net Assets:
At beginning of year                                                   72,077,467              100,000
                                                                     ------------          -----------
At end of year                                                       $180,700,459          $72,077,467
                                                                     ============          ===========

* For the period from the start of business, August 7, 1995 to January 31, 1996.



Supplementary Data

                                                                          Year Ended  January 31,
                                                                   ------------------------------------
                                                                         1997                 1996*
                                                                     ------------          -----------
Ratios (as a percentage of net assets)**:
Expenses                                                                 0.34%                0.06%+
Expenses after custodian fee reduction                                   0.30%                0.06%+
Net investment income                                                    6.96%                6.95%+

Portfolio Turnover                                                         41%                  32%

** The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, net investment income per share and the ratios would have been as follows:

Ratios (as a percentage of average daily net assets):
Expenses                                                                 0.71%                0.71%+
Expenses after custodian fee reduction                                   0.67%                0.71%+
Net investment income                                                    6.59%                6.30%+

+ Annualized.
* For the period from the start of business, August 7, 1995, to January 31, 1996.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1995, seeks to provide high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of the income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G. When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on when-issued or delayed delivery basis are marked to market daily and begin accruing interest on settlement date.

H. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the statement of operations.

I. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other --Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sale of securities). For the year ended January 31, 1997, the fee was equivalent to 0.60% (annualized) of the Portfolio's average net assets for such period and amounted to $772,713. To enhance the net income of the Portfolio, BMR made a reduction of its fee in the amount of $478,420. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1997, no significant amounts have been deferred.

(3) Investments

Purchases and sales of investments, other than U.S. Government securities and short term obligations, aggregated $154,349,851 and $51,977,848, respectively, for the year ended January 31, 1997.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned at January 31, 1997, as computed on a federal income tax basis, were as follows:

Aggregate cost                                    $172,859,583
                                                  ============
Gross unrealized appreciation                     $  5,065,286
Gross unrealized depreciation                          166,508
                                                  ------------
Net unrealized appreciation                       $  4,898,778
                                                  ============

(5) Line of Credit

The Fund participates with other portfolios and funds managed by EVM and affiliates in a $120 million unsecured line of credit with a bank. Borrowings will be made by the Portfolio or Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion facility is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 1997.

(6) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 1997 is as follows:

Futures
Contracts                                               Net Unrealized
Expiration Date       Contracts            Position      Depreciation
---------------       ---------          -----------   --------------
3/97             250 U.S. Treasury Bond      Short         $342,744



Independent Auditors' Report

To the Trustees and Investors of
High Yield Municipals Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio as of January 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended January 31, 1997 and the period from the start of business, August 7, 1995, to January 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the High Yield Municipals Portfolio at January 31, 1997, and the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 1997



Investment Management

EV Traditional
High Yield
Municipals Fund

24 Federal Street
Boston, MA 02110

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President

Robert B. MacIntosh, CFA
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard
University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Advisor and Consultant



High Yield
Municipals
Portfolio

24 Federal Street
Boston, MA 02110

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Thomas M. Metzold
Vice President
and Portfolio Manager

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of High Yield Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditionals High Yield
Municipals Fund Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Boston, MA 01581-5123
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Traditonal
High Yield Municipals Fund
24 Federal Street
Boston, MA 02110                            T-HYSRC-2/97